Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2011
Advances for Vessels under Construction [Abstract]
Advances for Vessels under Construction
7.	Advances for Vessels under Construction

On August 17, 2010, two of the Company’s wholly owned subsidiaries entered into shipbuilding contracts with a Chinese yard for the construction of two drybulk vessels of approximately 33,600 dwt each for an aggregate purchase price of $49,880 including extra costs of approximately $1,080 in total. In March 2011 and May 2011, the Company advanced the second installment amounting to $2,440 and $2,440 for Hull 1 and Hull 2, respectively.

The amount shown in the accompanying consolidated balance sheet includes milestone payments relating to the shipbuilding contracts with the shipyard, supervision costs and any material related expenses incurred during the construction period, net of potential impairment.

As of December 31, 2011, the Company impaired the advances and the capitalized expenses relating to the shipbuilding contracts due to lack of financing after the cancelation of ABN AMRO financing commitment (Note 10) and delayed scheduled payment to the yard resulting in a default situation as per the construction contract (Note 17).

The movement of the advances for vessels under construction for each of the two years ended December 31, 2010 and 2011 has as follows:

	Contract payments	Capitalized expenses	Capitalized interest	Total
December 31, 2009	$—	—	—	$—
Additions	4,880	742	43	5,665
December 31, 2010	$4,880	742	43	$5,665
Additions	4,880	890	282	6,052
Impairment	(9,760)	(1,632)	(325)	(11,717)
December 31, 2011	$—	—	—	$—